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                                                                               Exhibit 99

                                          5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                                          --------------------------------------------

                                         CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                         ----------------------------------------------

                                                            UNAUDITED
                                                            ---------

                                                                                                                    Pro Forma
                                                                                September 30,                     September 30,
                                                                                    2001         Adjustment           2001
-------------------------------------------------------------------------------------------------------------------------------
                                 ASSETS
                                 ------
Current assets:
   Cash and cash equivalents                                                    $    197,798                      $    197,798
   Accounts receivable                                                             1,767,704    $  1,175,489         2,943,193
   Note receivable for services provided                                             287,778                           287,778
   Other current assets                                                              504,337                           504,337
-------------------------------------------------------------------------------------------------------------------------------
       Total current assets                                                        2,757,617       1,175,489         3,933,106
-------------------------------------------------------------------------------------------------------------------------------
   Goodwill, net                                                                   1,251,809                         1,251,809
   Intangibles, net                                                                  913,390                           913,390
   Software                                                                        1,407,336                         1,407,336
   Fixed assets                                                                      680,780                           680,780
   Net assets of discontinued operations                                               1,084                             1,084
   Other assets                                                                      313,872                           313,872
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                              $  7,325,888    $  1,175,489      $  8,501,377
===============================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Notes payable                                                                $  1,774,619                      $  1,774,619
   Accounts payable                                                                1,067,677    $    889,973         1,957,650
   Accrued expenses                                                                  573,295                           573,295
   Unearned sales revenue                                                             95,547                            95,547
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      Total current liabilities                                                    3,511,138         889,973         4,401,111
-------------------------------------------------------------------------------------------------------------------------------
   Notes payable                                                                     345,222                           345,222
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      TOTAL LIABILITIES                                                            3,856,360         889,973         4,746,333
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   1,250,000                         1,250,000
REDEEMABLE PREFERRED STOCK
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COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
   Preferred stock, Series C, D, E, F and G, $.01 par value; 5,000,000 shares authorized, 420,000 and 0 shares issued and outstanding,
      respectively                                                                     4,190                             4,190
   Common stock, $.04 par value, 17,500,000 shares authorized,
      2,837,850 and 2,165,036 shares issued and outstanding,
      respectively                                                                   113,514                           113,514
   Additional paid-in capital                                                     17,284,965                        17,284,965
   Stock subscription receivable                                                          --                                --
   Accumulated deficit                                                           (15,132,536)        285,516       (14,847,020)
   Treasury stock at cost, 24,500 shares                                             (50,605)                          (50,605)
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     TOTAL STOCKHOLDERS' EQUITY                                                    2,219,528         285,516         2,505,044
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     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $  7,325,888    $    285,516      $  8,501,377
===============================================================================================================================
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                                       5B TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                                       --------------------------------------------

                                 CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                                 ---------------------------------------------------------

                                                         UNAUDITED
                                                         ---------

                                                                                                             Pro Forma
                                                                 Nine Months                           Nine Months
                                                                           Ended                                 Ended
                                                                    September 30,         Adjustment     September 30,
                                                                             2001                                 2001
-------------------------------------------------------------------------------------------------------------------------
Net sales                                                          $    4,308,400    $     1,175,489    $    5,483,889
Cost of sales                                                           3,508,307            889,973         4,398,280
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       Gross profit                                                       800,093            285,516         1,085,609
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Expenses:
      Selling                                                             823,931                  -           823,931
      General and administrative expenses                               2,484,520                  -         2,484,520
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       Total expenses                                                   3,308,451                  -         3,308,451
-------------------------------------------------------------------------------------------------------------------------
(Loss) income from continuing operations                               (2,508,358)           285,516        (2,222,842)
Other income (expense):
      Settlement of lawsuit                                            (1,234,956)                 -        (1,234,956)
      Other, net                                                           73,248                  -            73,248
      Interest expense                                                    (53,090)                 -           (53,090)
      Interest income                                                      26,436                  -            26,436
-------------------------------------------------------------------------------------------------------------------------
(Loss) income before provision for income taxes and                    (3,696,684)           285,516        (3,411,168)
discontinued operations
State and local taxes                                                      20,538                  -            20,538
-------------------------------------------------------------------------------------------------------------------------
        (Loss) income from continuing operations                       (3,717,222)           285,516        (3,431,706)
Discontinued operations:
     Income (loss) from discontinued operations,  net of income
        taxes of $0 and $80,892 respectively                             (681,193)                 -          (681,193)
     Gain (loss) on disposal of discontinued operations                   472,957                  -           472,957
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Net (loss) income                                                    $ (3,925,458)  $        285,516      $ (3,639,942)

Preferred dividends                                                       (56,250)                 -           (56,250)
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Net (loss) income attributable to common shareholders                $ (4,013,668)  $        285,516      $ (3,696,192)
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WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

Basic                                                                   2,328,890                            2,328,890
Diluted                                                                 2,328,890                            2,328,890

BASIC LOSS PER COMMON SHARE:

         Continuing operations                                       $      (1.57)                        $      (1.50)
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         Discontinued operations                                     $      (0.09)                        $      (0.09)
-------------------------------------------------------------------------------------------------------------------------
         Net loss per share                                          $      (1.66)                        $      (1.59)
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